SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.   20549


                                         Form 8-K

                    Current Report Pursuant to Section 13 or 15(d) of
                                The Securities Act of 1934



Date of Report (Date of earliest event reported)  July 23, 1996




                                   PPG INDUSTRIES, INC.
                  (Exact name of registrant as specified in its charter)



Pennsylvania                     1-1687               25-0730780
(State or other                  (Commission          (I.R.S. Employer
jurisdiction                     File Number)         Identification No.)
of incorporation)



One PPG Place, Pittsburgh, Pennsylvania                        15272
(Address of principal executive offices)                     (Zipcode)



Registrant's telephone number, including area code  (412) 434-3131




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.	Other Events

     On July 18, 1996, the Registrant's Board of Directors approved the repurchase by the Registrant of 10 million shares of the Registrant's outstanding common stock, par value $1.66 2/3 per share (the "Common Stock"). As of the close of business on June 30, 1996, 187,086,192 shares of the Registrant's Common Stock were held by the public. The shares may be repurchased in the open market or in private transactions and no timetable was established for the repurchase.


                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PPG INDUSTRIES, INC.
                                                 (Registrant)



                                             /s/ W. H. Hernandez
                                             W. H. Hernandez
                                             Senior Vice President, Finance


Date:  July 23, 1996